NED DAVIS RESEARCH FUNDS
                        SUPPLEMENT DATED JANUARY 13, 2006
                       TO THE PROSPECTUS DATED MAY 1, 2005

         Today, the Board of Trustees of the Ned Davis Research Funds (the "Trust") adopted a Plan of Liquidation and Dissolution (the "Plan") for the Trust. The Plan is intended to accomplish the complete liquidation and dissolution of the Trust and its sole series, the Ned Davis Research Asset Allocation Fund (the "Fund"). Consequently, the Fund will no longer be accepting orders for the purchase of shares from new investors or existing shareholders. The Fund's assets will no longer be invested in accordance with its investment objectives and policies, but rather the Fund will sell its assets and distribute the proceeds and any income thereon to shareholders of record. The Fund anticipates that it will retain its qualification for treatment as a regulated investment company through the liquidation period and will make all required distributions so that it will not be taxed on any of the Fund's net gain, if any, realized from the sale of its assets. After paying or providing for the payment of all liabilities, the Trustees will distribute the remaining Fund property in cash to the Fund's shareholders of record on a pro rata basis within each share class.

         A "U.S. shareholder" (as defined in the Internal Revenue Code of 1986) who receives a liquidating distribution will be treated as having received the liquidating distribution in exchange for its shares of the Fund. Liquidating distributions will first be a tax-free recovery and reduction of adjusted basis of a U.S. shareholder's shares to the extent thereof and any excess will be treated as gain. If a U.S. shareholder does not recover all of its adjusted basis, such U.S. shareholder will recognize a loss. If a U.S. shareholder holds shares as capital assets, the gain or loss will be characterized as capital gain or loss. If the shares have been held for more than one year, any such gain will be treated as long term capital gain, taxable to individual U.S. shareholder's at preferential rates, and any such loss will be treated as long term capital loss and subject to limitations. Notwithstanding the foregoing, any loss realized by a U.S. shareholder with respect to shares of the Fund held for six months or less will be treated as long term capital loss to the extent of any capital gain dividends with respect to such shares.

         SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS ABOUT THE TAX CONSEQUENCES OF THE LIQUIDATION OF THE FUND.